AFH Acquisition V, Inc. 10-Q

Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of AFH Acquisition V, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L Coe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert L Coe
Dated: June 15, 2016	Robert L Coe Principal Executive Officer